UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2008

SOURCE INTERLINK COMPANIES, INC.
(Exact name of registrant as specified in this charter)

Delaware	001-13437	20-2428299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
(Address of Principal Executive Offices and Zip Code)

Registrant's Telephone Number, including area code:  (239) 949-4450

Not applicable
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On October 21, 2008, Source Interlink Companies, Inc. (the “Company”) entered into a termination arrangement with Michael R. Duckworth providing for his immediate resignation as Chairman of the Board, director of the Company and all other positions he held with respect to the Company and its subsidiaries.

Item 1.02 – Termination of a Material Definitive Agreement.

In connection with the termination arrangement described in Item 1.01, the Company and Mr. Duckworth terminated the compensation arrangement between the Company and Mr. Duckworth related to Mr. Duckworth’s services to the Company.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Effective October 20, 2008, Michael R. Duckworth resigned as Chairman of the Board, director of the Company and all other positions he held with respect to the Company and its subsidiaries.

(c)           Effective October 21, 2008, the Board of Directors of the Company appointed Mr. Gregory Mays as the Company’s Chairman of the Board and Chief Executive Officer.  Information with regard to Mr. Mays, including the information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K is set forth in Item 10 “Directors, Executive Officers and Corporate Governance” and Item 13 “Certain Relationships, Related Transactions and Director Independence” in the Company’s Annual Report on Form 10-K/A for the fiscal year ended January 31, 2008 filed with the SEC on May 30, 2008.   Such information disclosed therein is incorporated by reference herein.

As compensation for his services, the Company has agreed to pay to Mr. Mays the sum of $83,333 per month.  Concurrent with his appointment, Mr. Mays resigned as Chairman of the Company’s Compensation Committee and as a member of the Company’s Audit Committee.  During his tenure as Chairman of the Board and Chief Executive Officer of the Company, Mr. Mays will not be entitled to receive compensation for his service as a director of the Company.

A copy of the press release announcing Mr. Mays’ appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01 – Financial Statements and Exhibits

(d)           Exhibits

99.1           October 23, 2008 Press Release of Source Interlink Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 24, 2008
SOURCE INTERLINK COMPANIES, INC. By: /s/ Marc Fierman Marc Fierman Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

99.1           October 23, 2008 Press Release of Source Interlink Companies, Inc.